Restricted Deposits	12 Months Ended
Dec. 31, 2022
Restricted Deposits [Abstract]
Restricted Deposits

Note 3 - Restricted Deposits

Balances at December 31, 2022 and 2021 consisted of bank deposits. The bank deposits bore annual interest of 1.1% and 0.3% as of December 31, 2022 and 2021, accordingly. Restricted deposits, as of December 31, 2022, are restricted due to guarantees made with regards to lease payments for the Company’s office space. See Note 9A for additional information regarding this lease.